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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement No. 333-49452 of Optical Communication Products, Inc. on Form S-8 of our report dated November 14, 2001, appearing in this Annual Report on Form 10-K of Optical Communication Products, Inc. for the year ended September 30, 2001.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Los Angeles, California
December 21, 2001